UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 19, 2007
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                      Transnational Financial Network, Inc.
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        (Exact name of small business issuer as specified in its charter)


California                        1-14219                     94-2964195
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(State or other jurisdiction      (Commission File         (I.R.S.Employer
of incorporation)                     Number)               Identification No.)

401 Taraval Street, San Francisco, CA                        94116
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(Address of principal executive offices)                   (Zip Code)


(Registrant's telephone number, including area code: (415) 242-7800


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(Former name,  former address and former fiscal year, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrantunder any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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Item 5.02 Departure of Directors or Certain Officers; Election of Directors;
Appointment of Certain Officers.

(b) On March 19, 2007, J. Peter Gaskins resigned as a director of the registrant, and on March 20, 2007, Paul Garrigues resigned as a director of the registrant.








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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf, thereby duly authorized.



    Date: March 21, 2007
                                       Transnational Financial Corporation


                                       /s/ Joseph Kristul
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                                       Joseph Kristul, Chief Executive Officer